UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
December 14, 2005
Date of Report (date of earliest event reported)

TALEO CORPORATION
(Exact name of Registrant as specified in its charter)

State of Delaware	000-51299	52-2190418
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
575 Market Street, Eighth Floor
San Francisco, CA 94105
(Address of principal executive offices)
(415) 538-9068
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
     On December 14, 2005, the Registrant’s Board of Directors approved certain changes to the Company’s annual director compensation, effective January 1, 2006. The changes had been previously recommended to the Board of Directors by the Corporate Governance and Nominating Committee. A description of the revised annual compensation is filed as Exhibit 10.1 to this report.
ITEM 9.01 Financial Statements and Exhibits
     (c) Exhibits
     The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Exhibit Description
10.1	Description of Director Compensation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

TALEO CORPORATION
By:	/s/ Divesh Sisodraker
Divesh Sisodraker
Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: December 19, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Description of Director Compensation.